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                                                             EXECUTION COPY


                   GUARANTEE AGREEMENT


                       GUARANTEE AGREEMENT dated as of June 24, 1997, among
                 INTEGRITY HOLDINGS, INC., a Delaware corporation (the "GUARANTOR") and THE CHASE MANHATTAN BANK, a New York banking corporation, as representative for the Secured Parties (as defined in the Pledge Agreement dated as of June 24, 1997 among the Borrower, the Guarantor and the Representative) (in such capacity, the "REPRESENTATIVE").

            Reference is made to the Credit Agreement dated as of June 27, 1997(as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among the Borrower, the financial institutions party thereto as lenders (the "LENDERS") and The Chase Manhattan Bank, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT"). The Lenders have agreed to extend credit to the Borrower pursuant to, and subject to the terms and conditions specified in, the Credit Agreement. The Guarantor is a wholly owned Subsidiary of the Borrower and acknowledges that it will derive substantial benefit from the making of the Loans by the Lenders. The obligations of the Lenders to extend credit under the Credit Agreement are conditioned upon, among other things, the execution and delivery by the Guarantor of a guarantee agreement in the form hereof. As consideration therefor and in order to induce the Lenders to make Loans, the Guarantor is willing to execute this Agreement. Terms used herein and not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

            Accordingly, the parties hereto agree as follows:

            SECTION 1. GUARANTEE. The Guarantor unconditionally guarantees, as a primary obligor and not merely as a surety, (a) the due and punctual payment by the Borrower of (i) the principal of and interest on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise and (ii) all other monetary obligations of the Borrower to the Secured Parties under the Credit Agreement and the other Loan Documents to which the Borrower is or is to be a party, (b) the due and punctual performance of all other obligations of the Borrower under the Credit Agreement and the other Loan Documents to which the Borrower is or is to be a party and (c) the due and punctual payment of all obligations in respect of all Permitted Swaps that provide, in the respective instruments creating such Permitted Swaps, that such Permitted Swaps are to be guaranteed pursuant hereto (each such Permitted Swap being referred to herein as a "PERMITTED SECURED
SWAP") (all the foregoing obligations referred to in the preceding clauses (a) through (c) being collectively called the "OBLIGATIONS").
The Guarantor further agrees that the Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Obligation.

            Anything contained in this Agreement to the contrary notwithstanding, the obligations of the Guarantor hereunder shall be limited to a maximum aggregate amount equal to the greatest amount that would not render the Guarantor's obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any provisions of applicable state law (collectively, the "FRAUDULENT TRANSFER LAWS"), in each case after giving effect to all other liabilities of the Guarantor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws (specifically excluding, however, any liabilities of the Guarantor
(a) in respect of intercompany indebtedness to the Borrower or Affiliates of the Borrower to the extent that such indebtedness would be discharged in an amount equal to the amount paid by the Guarantor hereunder and (b) under any Guarantee of senior unsecured indebtedness or Indebtedness subordinated in right of payment to the Obligations which Guarantee contains a limitation as to maximum amount similar to that set forth in this paragraph, pursuant to which the liability of the Guarantor hereunder is included in the liabilities taken into account in determining such maximum amount) and after giving effect as assets to the value (as determined under the applicable provisions of the Fraudulent Transfer Laws) of any rights to subrogation, contribution, reimbursement, indemnity or similar rights of the Guarantor pursuant to (i) applicable law or
(ii) any agreement providing for an equitable allocation among the Guarantor and other Affiliates of the Borrower of obligations arising under guarantees by such parties.

            SECTION 2. OBLIGATIONS NOT WAIVED; NO DISCHARGE OR DIMINISHMENT OF GUARANTEE. To the fullest extent permitted by applicable law, the Guarantor waives presentment to,


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demand of payment from and protest to the Borrower of any of the
Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment. To the fullest extent permitted by applicable law, the obligations of the Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than the indefeasible payment in full in cash of the Obligations), including any claim of waiver, release, surrender, alteration or compromise of any of the Obligations, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of the Guarantor hereunder shall not be discharged or impaired or otherwise affected by (a) the failure of the Representative or any other Secured Party to assert any claim or demand or to enforce or exercise any right or remedy against the Borrower under the provisions of the Credit Agreement, any other Loan Document or any other agreement, (b) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of this Agreement, any other Loan Document, any Guarantee or any other agreement, (c) any default, failure or delay, wilful or otherwise, in the performance of the Obligations, (d) any other act or omission that may or might in any manner or to any extent vary the risk of the Guarantor or that would otherwise operate as a discharge of the Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of all the Obligations) or (e) the failure to perfect any security interest in, or the release of, any of the security held by or on behalf of the Representative or any other Secured Party.

            SECTION 3. GUARANTEE OF PAYMENT. The Guarantor further agrees that its guarantee constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Representative or any other Secured Party to any of the security held for payment of the Obligations or to any balance of any deposit account or credit on the books of the Representative or any other
Secured Party in favor of the Borrower or any other person.

            SECTION 4. DEFENSES OF BORROWER WAIVED. To the fullest extent permitted by applicable law, the Guarantor waives any defense based on or arising out of any defense of the Borrower or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower, other than the final and indefeasible payment in full in cash of the Obligations.

            SECTION 5. AGREEMENT TO PAY; SUBORDINATION. In furtherance of the foregoing and not in limitation of any other right that the Representative or any other Secured Party has at law or in equity against the Guarantor by virtue hereof, upon the failure of the Borrower or any other Loan Party to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, the Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Representative or such other Secured Party as designated thereby in cash the amount of such unpaid Obligations. Upon payment by the Guarantor of any sums to the Representative or any Secured Party as provided above, all rights of the Guarantor against the Borrower arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinate and junior in right of payment to the prior indefeasible payment in full in cash of all the Obligations. In addition, any indebtedness of the Borrower now or hereafter held by the Guarantor is hereby subordinated in right of payment to the prior payment in full of the Obligations. If any amount shall erroneously be paid to the Guarantor on account of (i) such subrogation, contribution, reimbursement, indemnity or similar right or (ii) any such indebtedness of the Borrower, such amount shall be held in trust for the benefit of the Secured Parties and shall forthwith be turned over to the Representative in the exact form received by the Guarantor (duly endorsed by the Guarantor to the Representative, if required) to be credited against the payment of the Obligations, whether matured or unmatured, in accordance with the terms of the Loan Documents.

            SECTION 6. INFORMATION. The Guarantor assumes all responsibility for being and keeping itself informed of the Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that the Guarantor assumes and incurs hereunder, and agrees that none of the Representative or the other Secured Parties will have any duty to advise the Guarantor of information known to it or any of them regarding such circumstances or risks.


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            SECTION 7.  REPRESENTATIONS AND WARRANTIES.  The Guarantor
represents and warrants as to itself that all representations and warranties relating to it contained in the Credit Agreement are true and correct.

            SECTION 8. TERMINATION. The Guarantee made hereunder (a) shall terminate when the principal of and interest on all the Loans shall have been indefeasibly paid in full, the Commitments shall have been terminated and (if due and payable on the first date that the principal of and interest on all the Loans shall have been paid in full and the Commitments shall have been terminated) all Fees, expenses and other amounts payable under any Loan Document shall have been paid and (b) shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by any Secured Party or the Guarantor upon the bankruptcy or reorganization of the Borrower, the Guarantor or otherwise.

            SECTION 9. BINDING EFFECT; SEVERAL AGREEMENT; ASSIGNMENTS. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the Guarantor or the Representative that are contained in this Agreement shall bind and inure to the benefit of each party hereto and their respective successors and assigns. This Agreement shall become effective as to the Guarantor when a counterpart hereof executed on behalf of the Guarantor shall have been delivered to the Representative, and a counterpart hereof shall have been executed on behalf of the Representative, and thereafter shall be binding upon the Guarantor and the Representative and their respective successors and assigns, and shall inure to the benefit of the Guarantor, the Representative and the other
Secured Parties, and their respective successors and assigns, except that the Guarantor shall not have the right to assign its rights or obligations hereunder or any interest herein (and any such attempted assignment shall be void). If all of the capital stock of the Guarantor is sold, transferred or otherwise disposed of pursuant to a transaction permitted by Section 6.05 of the Credit Agreement, the Guarantor shall be released from its obligations under this Agreement without further action.

            SECTION 10. WAIVERS; AMENDMENT. (a) No failure or delay of the Representative in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Representative hereunder and of the other Secured
Parties under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by the Guarantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on the Guarantor in any case shall entitle the Guarantor to any other or further notice or demand in similar or other circumstances.

            (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Guarantor and the Representative, with the prior written consent of the Required Lenders (except as otherwise provided in the Credit Agreement).

            SECTION 11. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

            SECTION 12. NOTICES. All communications and notices hereunder shall be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to the Guarantor shall be given to it at its address set forth on Schedule I hereto, with a copy to the Borrower.


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            SECTION 13.  SURVIVAL OF AGREEMENT; SEVERABILITY.  (a)  All
covenants, agreements, representations and warranties made by the Guarantor herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Representative and the other Secured Parties and, except for any terminations, amendments or modifications thereof in accordance with the terms hereof or thereof, shall survive the making by the Lenders of the Loans regardless of any investigation made by the Secured Parties or on their behalf, and, except for any termination, amendments or modifications thereof in accordance with the terms hereof, shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any other fee or amount payable under this Agreement or any other Loan Document is outstanding and unpaid and as long as the Commitments have not been terminated.

            (b) In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

            SECTION 14. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 9. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.

            SECTION 15.  RULES OF INTERPRETATION.  The rules of
interpretation specified in Section 1.02 of the Credit Agreement shall be applicable to this Agreement.

            SECTION 16. JURISDICTION; CONSENT TO SERVICE OF PROCESS. (a) The Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Representative or any other Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against the Guarantor or its properties in the courts of any jurisdiction.

            (b) The Guarantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

            (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 12. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

            SECTION 17. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION




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DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS
AGREEMENT OR THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 17.

            SECTION 18. RIGHT OF SETOFF. If an Event of Default shall have occurred and be continuing, each Secured Party is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply, in a manner consistent with Section 2.16 of the Credit Agreement, any and all deposits (general or special, time or demand, provisional or final) at any time held and other Indebtedness at any time owing by such Secured Party to or for the credit or the account of the Guarantor against any or all the obligations of the Guarantor now or hereafter existing under this Agreement and the other Loan Documents held by such Secured Party, irrespective of whether or not such Secured Party shall have made any demand under this Agreement or any other Loan Document and although such obligations may be unmatured. In the event a Secured Party shall exercise its right of setoff pursuant to this
Section 18, such Secured Party shall promptly notify the Guarantor of such setoff and the application of the proceeds thereof, PROVIDED that the failure to give such notice shall not affect the validity of such setoff and the application of the proceeds thereof. The rights of each Secured Party under this Section 18 are in addition to other rights and remedies (including other rights of setoff) which such Secured Party may have.


            IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                 INTEGRITY HOLDINGS, INC., as Guarantor,

                                  by
                                  ______________________
                                   Name:
                                   Title:  Authorized Officer


                                 THE CHASE MANHATTAN BANK, as
                                 Representative for the Secured
                                 Parties,

                                  by
                                  _______________________
                                   Name:
                                   Title: